UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 14, 2004
                                                  ----------------------


                                BriteSmile, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


     Utah                          0-17594                     87-0410364
    ------                        ---------                   ------------
(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                 file number)               Identification No.)
incorporation)


          490 North Wiget Lane
        Walnut Creek, California                         94598
       --------------------------                       -------
(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (925) 941-6260

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     On October 14, 2004, John M. Reed resigned from the Company's Board of Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 15, 2004
                                         BriteSmile, Inc.


                                         By:     /s/ KEN CZAJA
                                            ----------------------------------
                                            Ken Czaja
                                            Chief Financial Officer